SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2004


Commission     Registrant, State of Incorporation,        I.R.S. Employer
File Number    Address and Telephone Number              Identification No.
-----------   ----------------------------------------------------------------

1-8809     SCANA Corporation                                       57-0784499
           (a South Carolina Corporation)
           1426 Main Street, Columbia, South Carolina  29201
           (803) 217-9000

1-3375     South Carolina Electric & Gas Company                   57-0248695
           (a South Carolina Corporation)
           1426 Main Street, Columbia, South Carolina  29201
           (803) 217-9000

1-11429 Public Service Company of North Carolina, Incorporated 56-2128483 (a South Carolina Corporation)
           1426 Main Street, Columbia, South Carolina  29201
           (803) 217-9000


                         Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to other companies.



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

              Exhibit 99.1          Press release dated February 13, 2004


Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 13, 2004, SCANA Corporation issued the press release attached hereto as Exhibit 99.1. The press release discloses a non-GAAP measure, GAAP-adjusted net earnings from operations, which excludes from net income
(loss) (i) the cumulative effects of mandated changes in accounting principles and (ii) the effects of sales of certain investments and impairment charges related to certain investments. Management believes that GAAP-adjusted net earnings from operations provides a meaningful representation of the Company's fundamental earnings power and can aid in analysis of our period-over-period financial performance.














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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                          SCANA Corporation
                                  South Carolina Electric & Gas Company
                          Public Service Company of North Carolina, Incorporated
                                            (Registrants)




February 13, 2004                   By:     s/James E. Swan, IV
                                            James E. Swan, IV
                                            Controller





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                                  EXHIBIT INDEX



Number


99.1     Press release dated February 13, 2004.